Filed pursuant to Rule 497(e)

Registration No. 333-61001

POWERSHARES QQQ TRUSTSM, SERIES 1

SUPPLEMENT DATED OCTOBER 17, 2014 TO THE PROSPECTUS

DATED January 31, 2014

On December 19, 2014, the methodology of the Nasdaq 100 Index®, the underlying index of the PowerShares QQQ TrustSM, Series 1 , will change. Currently, the index generally invests in the 100 largest non-financial securities listed on the NASDAQ Stock Market.  Pursuant to the modified methodology, multiple share classes of a single issuer may be included in the index, provided that those securities otherwise meet the index’s inclusion criteria.  The purpose of this change is to ensure that the index better reflects the entire market capitalization of the 100 largest non-financial companies listed on the NASDAQ Stock Market.   The calculation of the index may similarly change to accommodate this modification to the index methodology.

As a result of the modification of the index methodology, effective after market close on December 19, 2014, the Prospectus is revised as follows:

•                  On page 58, the sixth bullet point in the first sentence of the section titled “The Index - Initial Eligibility Criteria,” which states “only one security per issuer is allowed,” is deleted.

•                  On the cover page, and pages 47, 56, and 60, the phrase “100 of the largest non-financial securities” is replaced with the phrase “securities issued by 100 of the largest non-financial companies.”

Please Retain This Supplement For Future Reference.